PROPERTY, PLANT AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2011
Property, Plant and Equipment [Abstract]
Schedule of property, plant and equipment
Property, plant and equipment – net consist of the following (in millions):

	December 31,
	2011	2010
Property	$123.3	$78.4
Plant	426.4	316.8
Equipment	690.4	527.1
Property, Plant and Equipment – Gross	1,240.1	922.3
Less: Accumulated depreciation	(404.6)	(348.8)
Property, plant and equipment – net	$835.5	$573.5